UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Investors Trust

Ticker: JHI
Annual report 10/31/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the past year highlighted the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted solid gains as investors continue to be optimistic about the economic outlook both in the United States and globally. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates throughout 2017 on the back of an improving economy, and that trend is expected to continue in 2018 under new Fed Chair Jerome Powell.

Environments like these can be challenging for fixed-income investors: The relative safety offered by high-quality bonds is often tested when interest rates rise, while the credit segments of the market can be more susceptible to economic volatility. While there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investors Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
21	Financial statements
25	Financial highlights
26	Notes to financial statements
35	Auditor's report
36	Tax information
37	Additional information
40	Continuation of investment advisory and subadvisory agreements
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-yielding categories delivered market-beating returns

The backdrop of accelerating economic growth, rising corporate earnings, and a declining default rate led to outperformance for investment-grade and high-yield corporate bonds.

Asset allocation made a robust contribution to the fund's results

The fund's substantial weightings in corporates and high yield were the key factors in its outperformance.

Security selection was a further positive

Effective issue selection across multiple sectors also played a role in the fund's strong showing.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe investment conditions during the 12 months ended October 31, 2017?

The past year brought an unusually positive backdrop for the markets, with improving growth, rising earnings, and periodic hopes for a reduction in the corporate tax rate combining to fuel robust investor sentiment. In conjunction with the stabilization in commodity prices and the declining default rate in the United States, these trends contributed to elevated demand for higher-risk, higher-yielding investments. Accordingly, high-yield bonds and emerging-market debt produced returns well ahead of the 1.05% gain of the comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index. Consistent with investors' appetite for yield, corporates and commercial mortgage-backed securities (MBS) outperformed the broader investment-grade area. Conversely, U.S. Treasuries and agency MBS—both of which are highly sensitive to the direction of interest rates—lagged the index as investors shied away from interest-rate risk at a time of faster growth and tighter monetary policy by the U.S. Federal Reserve (Fed).

What factors helped and hurt the fund's results?

Our asset allocation strategy was the primary reason for the fund's outperformance. The fund held an average of approximately 60% of portfolio assets in high yield, whereas the comparative index has no exposure to the category. The rationale behind this positioning was our view that high-yield bonds would outpace their investment-grade counterparts amid the steady improvement in credit conditions. This indeed played out as expected, and the fund benefited in kind.

Allocation decisions in the investment-grade space also had a favorable effect on results. The fund maintained a zero weighting in U.S. Treasuries, where we saw limited upside with yields already so low and the Fed in the midst of a tightening cycle. We instead emphasized corporates and securitized assets, allowing the fund to capitalize on the outperformance of these segments.

Further value was added on the investment-grade side through positions in emerging-market corporates, which generally traded at attractive yields relative to developed-market bonds of the same credit quality. Seeing little fundamental reason for this gap, the fund held positions in Mexico,

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       4

Brazil, and Argentina. This aspect of our strategy contributed to performance, and we see it as a way to increase the portfolio's yield and total return potential over time.

Security selection was an additional positive, particularly within the banking industry. A position Credit Agricole SA (France) was an especially large contributor amid the improving outlook for the European economy. We purchased this bond in 2016 after the Brexit vote sparked worries about the future of the European Union, pressuring the prices of banking-related issues across the region. This concern subsequently faded into the background, and financial issues recovered in kind. Issue selection also added value in the chemicals and technology segments. Outside of these areas, two of the fund's leading individual contributors were Ahern Rentals, Inc., a high-yield issuer whose bonds gained in price due to increased demand for large equipment, and Petrobras Global Finance BV, which was boosted by the revival in oil prices and diminishing concerns about a recent corruption scandal in Brazil.

The fund employs leverage, which increases income and provides greater exposure to market movements. Given that bond prices rose, the use of leverage—which we held steady in a range of about 35% to 40% of assets—was additive to performance.

Given the fund's meaningful outperformance versus the comparative index, few aspects of our

QUALITY COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       5

positioning stood out as being detractors. With that said, the fund did lose some ground in the energy sector due to a position in Energy XXI Gulf Coast, Inc., which emerged from bankruptcy in December 2016. A position in bonds issued by Revlon, Inc.—which slid on concerns about tougher competition from Amazon.com, Inc. and other online retailers—also detracted from results, as did communication services provider Windstream Holdings, Inc.

What was your overall view on the investment backdrop, and how was that reflected in your portfolio activity?

We continued to position the fund for an environment of accelerating economic growth, gradually rising interest rates, and favorable investor sentiment. We therefore made no major shifts to the portfolio's broad allocations, as reflected in our ongoing emphasis on the credit sectors. We believed higher-yielding securities offered the best relative values in the bond market even though valuations in this area became less compelling as the year progressed. With limited upside potential for the broader market on one hand and a low likelihood of a recession or meaningful deterioration of credit conditions on the other, we believed higher yields provided investors with the best chance to earn attractive total returns. With that said, we began to position the fund more defensively by moving up the quality spectrum rather than taking on excessive risks for a marginal pickup in yield. Accordingly, the portfolio was positioned with an allocation of over 60% of assets to issues rated BB and above at the close of the period.

At the individual security level, we sought to identify bonds that stood to benefit from upgrades to the credit ratings of the underlying issuers. We found a number of opportunities in the financials sector, where we built up the fund's weighting in securities lower in corporations' capital structures by purchasing subordinated debt rather than more senior issues. This strategy helped the fund earn above-average yields without having to move down in quality. The energy sector was also a

COUNTRY COMPOSITION AS OF 10/31/17 (%)

United States	69.7
Mexico	6.1
Brazil	3.5
Canada	2.9
Luxembourg	2.6
France	1.9
Netherlands	1.9
United Kingdom	1.5
Ireland	1.4
Peru	1.3
Other countries	7.2
TOTAL	100.0
As a percentage of total investments.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       6

potential source of value, as many issuers continued to trade at wide yield spreads versus other industries despite the recovering underlying fundamentals in the sector. We found pipeline operators to be a particularly interesting area due to their lower degree of oil price sensitivity relative to the energy sector as a whole.

More broadly speaking, we remained on the lookout for individual bonds that are underperforming, but where we see a low probability of a default or an additional rating downgrade. This approach served us well in the past year with issuers such as Teekay Offshore Partners LP and Telecom Italia Group SpA, and we believe it remains a way for us to add value at a time of low yield spreads.

In terms of the portfolio's duration (interest-rate sensitivity), we kept the fund moderately short versus the comparative index. While this is not a core part of our strategy, we thought it was prudent to maintain a below-average interest-rate risk on the belief that yields are likely to have an upside bias while the Fed is tightening monetary policy.

Overall, we continue to focus on using credit research to identify opportunities in the higher-yielding areas of the market. We strive to hold the bonds of companies that are demonstrating operational improvement and effectively executing their business plans, but whose debt is trading at compelling valuations. We believe this all-weather approach is well suited for a potentially low-return environment.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       7

Fund’s investments
AS OF 10-31-17
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 5.6% (3.7% of Total investments)					$9,134,760
(Cost $9,043,471)
U.S. Government Agency 5.6%					9,134,760
Federal National Mortgage Association
15 Yr Pass Thru	4.000	12-01-24		659,922	690,950
30 Yr Pass Thru	4.000	12-01-40		2,149,073	2,284,618
30 Yr Pass Thru	4.000	09-01-41		1,938,168	2,048,903
30 Yr Pass Thru	4.000	10-01-41		1,096,008	1,161,538
30 Yr Pass Thru	4.000	01-01-42		544,577	577,137
30 Yr Pass Thru	4.500	10-01-40		1,411,101	1,526,180
30 Yr Pass Thru	5.000	04-01-41		322,520	357,284
30 Yr Pass Thru	5.500	08-01-40		86,701	96,346

30 Yr Pass Thru	6.500	01-01-39		340,018	391,804
Foreign government obligations 2.5% (1.7% of Total investments)					$4,150,981
(Cost $4,470,495)
Mexico 0.6%					933,418
Government of Mexico Bond	10.000	12-05-24	MXN	15,430,000	933,418
Oman 0.8%					1,319,918
Oman Sovereign Sukuk SAOC Bond (A)	4.397	06-01-24		1,320,000	1,319,918
Saudi Arabia 1.1%					1,897,645

Kingdom of Saudi Arabia Bond (A)(B)(C)	3.250	10-26-26		1,930,000	1,897,645
Corporate bonds 132.7% (88.2% of Total investments)					$217,256,941
(Cost $211,912,442)
Consumer discretionary 21.9%					35,887,126
Auto components 2.3%
Adient Global Holdings, Ltd. (A)	4.875	08-15-26		805,000	828,144
American Axle & Manufacturing, Inc.	6.250	03-15-21		1,000,000	1,026,250
Lear Corp. (C)	5.250	01-15-25		1,210,000	1,296,576
Nemak SAB de CV (A)(B)(C)	5.500	02-28-23		550,000	564,465
Hotels, restaurants and leisure 2.4%
Chester Downs & Marina LLC (A)	9.250	02-01-20		1,185,000	1,208,700
Hilton Grand Vacations Borrower LLC (A)	6.125	12-01-24		750,000	823,125
Scientific Games International, Inc. (A)(B)(C)	7.000	01-01-22		655,000	692,663
Waterford Gaming LLC (A)(D)(E)	8.625	09-15-14		377,791	0
Wyndham Worldwide Corp. (C)	5.100	10-01-25		1,190,000	1,265,430
Household durables 0.4%
Tempur Sealy International, Inc.	5.500	06-15-26		625,000	643,750
Internet and direct marketing retail 1.8%
Expedia, Inc. (B)(C)	5.000	02-15-26		1,000,000	1,082,736
8	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Internet and direct marketing retail (continued)
Netflix, Inc. (A)	4.875	04-15-28		850,000	$844,858
QVC, Inc.	5.950	03-15-43		1,000,000	985,982
Media 14.1%
Altice Financing SA (A)	7.500	05-15-26		1,000,000	1,098,750
AMC Entertainment Holdings, Inc. (B)(C)	5.875	11-15-26		1,155,000	1,127,569
AMC Entertainment Holdings, Inc. (B)(C)	6.125	05-15-27		800,000	792,000
Cablevision Systems Corp.	7.750	04-15-18		985,000	1,007,271
Cablevision Systems Corp.	8.000	04-15-20		750,000	830,625
CCO Holdings LLC (A)	5.000	02-01-28		1,000,000	992,500
CCO Holdings LLC	5.125	02-15-23		350,000	361,375
CCO Holdings LLC (A)	5.125	05-01-27		1,245,000	1,255,894
CCO Holdings LLC (A)(B)(C)	5.750	02-15-26		1,000,000	1,045,350
Cengage Learning, Inc. (A)(B)(C)	9.500	06-15-24		850,000	766,063
Grupo Televisa SAB (B)(C)	4.625	01-30-26		725,000	772,870
Grupo Televisa SAB	8.490	05-11-37	MXN	26,200,000	1,263,002
Lions Gate Entertainment Corp. (A)(B)(C)	5.875	11-01-24		1,095,000	1,160,700
MDC Partners, Inc. (A)(B)(C)	6.500	05-01-24		955,000	974,100
MHGE Parent LLC (8.500% Cash or 9.250% PIK) (A)(B)(C)	8.500	08-01-19		1,000,000	998,750
Myriad International Holdings BV (A)	5.500	07-21-25		915,000	991,430
National CineMedia LLC	6.000	04-15-22		650,000	663,000
Nielsen Finance LLC (A)	5.000	04-15-22		800,000	823,900
Outfront Media Capital LLC	5.250	02-15-22		900,000	929,250
Outfront Media Capital LLC (B)(C)	5.875	03-15-25		485,000	513,797
Sirius XM Radio, Inc. (A)	5.000	08-01-27		610,000	615,338
Sirius XM Radio, Inc. (A)	6.000	07-15-24		925,000	987,438
Time Warner Cable LLC (B)(C)	4.500	09-15-42		815,000	750,009
Time Warner Cable LLC (C)	8.250	04-01-19		375,000	406,227
Viacom, Inc. (C)	5.850	09-01-43		1,125,000	1,138,806
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%) (B)(C)	6.250	02-28-57		750,000	743,850
Multiline retail 0.7%
Macy's Retail Holdings, Inc. (B)(C)	3.625	06-01-24		1,300,000	1,212,883
Specialty retail 0.2%
Group 1 Automotive, Inc. (A)	5.250	12-15-23		390,000	401,700
Consumer staples 4.3%					7,061,478
Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. (B)(C)	3.750	01-15-22		750,000	791,636
Food and staples retailing 0.8%
Rite Aid Corp. (A)(B)(C)	6.125	04-01-23		1,500,000	1,398,750
Food products 1.3%
FAGE International SA (A)	5.625	08-15-26		430,000	441,691
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	9

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products (continued)
Post Holdings, Inc. (A)	5.500	03-01-25		540,000	$561,600
TreeHouse Foods, Inc. (A)	6.000	02-15-24		1,000,000	1,070,000
Personal products 0.7%
Revlon Consumer Products Corp. (B)(C)	6.250	08-01-24		1,640,000	1,209,500
Tobacco 1.0%
Reynolds American, Inc. (C)	6.875	05-01-20		720,000	799,801
Vector Group, Ltd. (A)(B)(C)	6.125	02-01-25		760,000	788,500
Energy 22.8%					37,259,338
Energy equipment and services 1.1%
CSI Compressco LP	7.250	08-15-22		1,500,000	1,357,500
Diamond Offshore Drilling, Inc. (B)(C)	7.875	08-15-25		400,000	428,000
Oil, gas and consumable fuels 21.7%
Andeavor Logistics LP (B)(C)	5.250	01-15-25		870,000	935,250
Andeavor Logistics LP (C)	6.125	10-15-21		635,000	655,638
Andeavor Logistics LP (B)(C)	6.250	10-15-22		650,000	692,250
Andeavor Logistics LP (C)	6.375	05-01-24		140,000	153,300
Antero Resources Corp.	5.125	12-01-22		917,000	942,218
Blue Racer Midstream LLC (A)	6.125	11-15-22		630,000	656,775
Cenovus Energy, Inc. (B)(C)	3.800	09-15-23		875,000	890,780
Cheniere Corpus Christi Holdings LLC (A)	5.125	06-30-27		530,000	546,563
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25		995,000	1,077,088
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24		800,000	913,000
Chesapeake Energy Corp. (A)	8.000	06-15-27		925,000	898,406
Continental Resources, Inc. (B)(C)	4.500	04-15-23		500,000	506,250
Kinder Morgan, Inc. (C)	5.550	06-01-45		500,000	543,082
Laredo Petroleum, Inc.	6.250	03-15-23		715,000	741,813
Marathon Petroleum Corp. (B)(C)	4.750	09-15-44		1,500,000	1,523,733
Newfield Exploration Company (B)(C)	5.750	01-30-22		750,000	806,250
Oasis Petroleum, Inc. (B)(C)	6.875	03-15-22		705,000	724,388
Parsley Energy LLC (A)	5.375	01-15-25		370,000	375,550
PBF Holding Company LLC (A)	7.250	06-15-25		455,000	470,356
Petrobras Global Finance BV	7.375	01-17-27		1,755,000	1,948,050
Petroleos Mexicanos (B)(C)	5.500	01-21-21		755,000	802,188
Petroleos Mexicanos	7.470	11-12-26	MXN	35,000,000	1,621,566
Phillips 66 Partners LP (B)(C)	4.900	10-01-46		1,585,000	1,642,509
Rice Energy, Inc. (B)(C)	7.250	05-01-23		750,000	807,345
Sabine Pass Liquefaction LLC (B)(C)	5.000	03-15-27		1,000,000	1,075,820
Sabine Pass Liquefaction LLC (B)(C)	5.875	06-30-26		610,000	690,068
Sable Permian Resources LLC (A)(B)(C)	7.125	11-01-20		500,000	428,750
SM Energy Company (B)(C)	5.625	06-01-25		880,000	855,800
SM Energy Company (B)(C)	6.750	09-15-26		530,000	543,913
Sunoco Logistics Partners Operations LP (C)	3.900	07-15-26		925,000	919,966
Tallgrass Energy Partners LP (A)	5.500	09-15-24		915,000	945,881
10	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Tapstone Energy LLC (A)	9.750	06-01-22		690,000	$619,275
Teekay Offshore Partners LP (B)(C)	6.000	07-30-19		935,000	935,000
The Oil and Gas Holding Company BSCC (A)(B)(C)	7.500	10-25-27		1,645,000	1,706,753
The Williams Companies, Inc.	4.550	06-24-24		600,000	627,000
Ultra Resources, Inc. (A)(B)(C)	7.125	04-15-25		270,000	270,000
Whiting Petroleum Corp. (B)(C)	5.750	03-15-21		705,000	710,288
Whiting Petroleum Corp.	6.250	04-01-23		360,000	359,100
Williams Partners LP (C)	4.875	03-15-24		2,395,000	2,511,613
WPX Energy, Inc.	5.250	09-15-24		700,000	702,625
WPX Energy, Inc.	6.000	01-15-22		670,000	697,638
Financials 22.8%					37,401,820
Banks 11.9%
Banco BTG Pactual SA (A)(B)(C)	5.750	09-28-22		2,540,000	2,476,500
Banco de Credito del Peru (A)	4.850	10-30-20	PEN	3,405,000	1,046,806
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (A)	3.800	08-11-26		1,385,000	1,378,075
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (C)(F)	6.125	11-15-20		1,750,000	1,876,875
Corp Group Banking SA (A)	6.750	03-15-23		1,000,000	1,012,700
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(C)(F)	7.875	01-23-24		865,000	985,019
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(F)	8.125	12-23-25		965,000	1,161,545
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (B)(C)(F)	6.875	06-01-21		760,000	836,950
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (F)	6.500	04-16-25		1,060,000	1,163,456
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (B)(C)(F)	5.300	05-01-20		1,000,000	1,051,400
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(C)(F)	6.750	02-01-24		1,500,000	1,719,375
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (F)	7.500	06-27-24		1,465,000	1,671,931
Sberbank of Russia (A)	6.125	02-07-22		1,000,000	1,093,660
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(B)(C)(F)	7.375	09-13-21		790,000	872,950
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)(C)(F)	5.875	06-15-25		1,100,000	1,229,800
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 2.3%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (B)(C)(F)	5.550	07-15-20	1,160,000	$1,218,000
Morgan Stanley (C)	5.750	01-25-21	1,000,000	1,103,389
The Goldman Sachs Group, Inc. (B)(C)	3.750	05-22-25	375,000	386,486
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (F)	5.375	05-10-20	1,000,000	1,036,375
Consumer finance 3.2%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (C)(F)	4.900	03-15-20	1,300,000	1,334,125
Enova International, Inc. (A)	8.500	09-01-24	750,000	763,125
Enova International, Inc.	9.750	06-01-21	459,000	488,835
FirstCash, Inc. (A)	5.375	06-01-24	1,145,000	1,196,182
Springleaf Finance Corp. (B)(C)	6.125	05-15-22	410,000	432,550
Springleaf Finance Corp.	6.900	12-15-17	465,000	466,767
Springleaf Finance Corp. (B)(C)	8.250	10-01-23	500,000	569,375
Diversified financial services 2.2%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	835,000	807,863
Leucadia National Corp.	5.500	10-18-23	600,000	638,472
Lincoln Finance, Ltd. (A)	7.375	04-15-21	385,000	407,138
Trident Merger Sub, Inc. (A)	6.625	11-01-25	1,700,000	1,690,990
Insurance 1.4%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,200,000	1,267,500
Ardonagh Midco 3 PLC (A)	8.625	07-15-23	545,000	576,256
MetLife, Inc. (C)	6.817	08-15-18	500,000	519,775
Mortgage real estate investment trusts 0.6%
Starwood Property Trust, Inc.	5.000	12-15-21	970,000	1,016,075
Thrifts and mortgage finance 1.2%
MGIC Investment Corp.	5.750	08-15-23	1,165,000	1,281,500
Stearns Holdings LLC (A)	9.375	08-15-20	600,000	624,000
Health care 9.2%				15,011,683
Health care providers and services 8.4%
Community Health Systems, Inc. (B)(C)	5.125	08-01-21	770,000	746,900
Community Health Systems, Inc.	6.250	03-31-23	540,000	518,400
Community Health Systems, Inc. (B)(C)	6.875	02-01-22	1,500,000	1,096,875
Community Health Systems, Inc.	7.125	07-15-20	400,000	347,000
DaVita, Inc.	5.125	07-15-24	1,145,000	1,147,863
HCA, Inc. (B)(C)	5.250	04-15-25	1,000,000	1,065,000
HCA, Inc. (C)	5.500	06-15-47	1,760,000	1,790,800
HCA, Inc.	7.500	02-15-22	530,000	601,550
HealthSouth Corp.	5.750	11-01-24	1,545,000	1,581,694
12	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
LifePoint Health, Inc.	5.875	12-01-23		1,500,000	$1,541,550
Select Medical Corp. (B)(C)	6.375	06-01-21		1,500,000	1,543,125
Team Health Holdings, Inc. (A)(B)(C)	6.375	02-01-25		840,000	772,800
Tenet Healthcare Corp. (B)(C)	6.750	06-15-23		1,110,000	1,042,013
Pharmaceuticals 0.8%
Mallinckrodt International Finance SA (A)	5.500	04-15-25		1,355,000	1,216,113
Industrials 8.7%					14,331,273
Air freight and logistics 1.5%
Mexico City Airport Trust (A)	5.500	10-31-46		2,460,000	2,441,796
Airlines 1.5%
Air Canada 2013-1 Class C Pass Through Trust (A)	6.625	05-15-18		1,050,000	1,074,938
United Continental Holdings, Inc.	4.250	10-01-22		1,435,000	1,442,175
Commercial services and supplies 1.2%
GW Honos Security Corp. (A)	8.750	05-15-25		705,000	750,825
LSC Communications, Inc. (A)	8.750	10-15-23		735,000	755,213
Tervita Escrow Corp. (A)	7.625	12-01-21		410,000	415,125
Construction and engineering 0.5%
AECOM	5.125	03-15-27		850,000	874,438
Industrial conglomerates 0.6%
Odebrecht Finance, Ltd. (A)	8.250	04-25-18	BRL	2,250,000	605,264
Odebrecht Offshore Drilling Finance, Ltd. (A)(D)	6.750	10-01-23		826,900	293,550
Professional services 0.3%
Equifax, Inc. (B)(C)	3.250	06-01-26		595,000	560,974
Road and rail 0.4%
The Kenan Advantage Group, Inc. (A)	7.875	07-31-23		605,000	627,688
Trading companies and distributors 2.7%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (A)	6.500	06-15-45		800,000	872,000
Ahern Rentals, Inc. (A)	7.375	05-15-23		1,320,000	1,207,800
Aircastle, Ltd. (C)	5.125	03-15-21		785,000	833,081
United Rentals North America, Inc. (B)(C)	5.500	07-15-25		1,475,000	1,576,406
Information technology 7.1%					11,572,284
Electronic equipment, instruments and components 0.6%
Ingram Micro, Inc. (C)	5.450	12-15-24		250,000	255,534
TTM Technologies, Inc. (A)(B)(C)	5.625	10-01-25		700,000	714,000
IT services 1.0%
Sixsigma Networks Mexico SA de CV (A)(B)(C)	8.250	11-07-21		1,500,000	1,578,750
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	13

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 3.3%
Advanced Micro Devices, Inc. (B)(C)	7.000	07-01-24	1,250,000	$1,321,875
Micron Technology, Inc.	5.500	02-01-25	197,000	209,313
Micron Technology, Inc. (C)	7.500	09-15-23	820,000	908,150
NVIDIA Corp. (B)(C)	3.200	09-16-26	1,500,000	1,515,257
NXP BV (A)(C)	4.625	06-01-23	1,385,000	1,492,338
Software 1.2%
Activision Blizzard, Inc. (A)(C)	6.125	09-15-23	1,000,000	1,065,917
j2 Cloud Services LLC (A)	6.000	07-15-25	848,000	892,520
Technology hardware, storage and peripherals 1.0%
Dell International LLC (A)(B)(C)	6.020	06-15-26	1,450,000	1,618,630
Materials 13.0%				21,296,520
Chemicals 3.6%
Ashland LLC	6.875	05-15-43	845,000	946,400
Braskem Finance, Ltd. (B)(C)	6.450	02-03-24	700,000	798,420
Braskem Netherlands Finance BV (A)(B)(C)	3.500	01-10-23	1,105,000	1,104,669
Platform Specialty Products Corp. (A)(B)(C)	6.500	02-01-22	1,115,000	1,155,419
Rain CII Carbon LLC (A)	8.250	01-15-21	209,000	215,531
The Chemours Company (B)(C)	6.625	05-15-23	740,000	784,400
Tronox Finance LLC (A)	7.500	03-15-22	280,000	293,650
Tronox Finance PLC (A)(B)(C)	5.750	10-01-25	590,000	616,550
Construction materials 0.8%
Standard Industries, Inc. (A)	5.375	11-15-24	1,220,000	1,286,978
Containers and packaging 1.2%
Ardagh Packaging Finance PLC (A)	6.000	02-15-25	1,185,000	1,257,581
Graphic Packaging International, Inc.	4.875	11-15-22	650,000	693,875
Metals and mining 6.9%
AngloGold Ashanti Holdings PLC	5.375	04-15-20	675,000	708,514
ArcelorMittal	6.750	02-25-22	880,000	1,012,000
First Quantum Minerals, Ltd. (A)(B)(C)	7.250	05-15-22	875,000	914,375
First Quantum Minerals, Ltd. (A)(B)(C)	7.500	04-01-25	600,000	635,250
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22	375,000	382,969
FMG Resources August 2006 Pty, Ltd. (A)(B)(C)	5.125	05-15-24	440,000	452,650
FMG Resources August 2006 Pty, Ltd. (A)	9.750	03-01-22	670,000	748,725
Freeport-McMoRan, Inc. (B)(C)	6.875	02-15-23	1,340,000	1,465,786
Lundin Mining Corp. (A)	7.500	11-01-20	675,000	702,068
MMC Norilsk Nickel OJSC (A)	5.550	10-28-20	750,000	796,650
Teck Resources, Ltd. (B)(C)	6.250	07-15-41	830,000	947,976
Vale Overseas, Ltd.	5.875	06-10-21	1,120,000	1,226,400
Vale Overseas, Ltd. (B)(C)	6.250	08-10-26	1,165,000	1,342,103
Paper and forest products 0.5%
Norbord, Inc. (A)(C)	6.250	04-15-23	735,000	807,581
14	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Real estate 3.3%					$5,339,610
Equity real estate investment trusts 2.8%
Crown Castle Towers LLC (A)(C)	4.883	08-15-40		750,000	791,829
SBA Communications Corp.	4.875	07-15-22		1,135,000	1,171,888
Trust F/1401 (A)(B)(C)	5.250	12-15-24		2,475,000	2,642,063
Real estate management and development 0.5%
Rialto Holdings LLC (A)	7.000	12-01-18		732,000	733,830
Telecommunication services 11.7%					19,165,422
Diversified telecommunication services 4.9%
CSC Holdings LLC (A)(B)(C)	5.500	04-15-27		1,045,000	1,076,350
Frontier Communications Corp.	7.125	03-15-19		530,000	532,666
Frontier Communications Corp.	11.000	09-15-25		140,000	118,475
GCI, Inc.	6.875	04-15-25		935,000	1,012,138
Intelsat Jackson Holdings SA (B)(C)	7.500	04-01-21		840,000	795,900
Level 3 Financing, Inc.	5.625	02-01-23		825,000	851,813
SFR Group SA (A)(B)(C)	6.250	05-15-24		1,675,000	1,754,563
Telecom Italia Capital SA	6.000	09-30-34		720,000	806,638
Windstream Services LLC (B)(C)	7.500	06-01-22		1,375,000	1,024,375
Wireless telecommunication services 6.8%
America Movil SAB de CV	6.000	06-09-19	MXN	8,670,000	437,598
America Movil SAB de CV	6.450	12-05-22	MXN	10,370,000	505,931
Colombia Telecomunicaciones SA ESP (A)	5.375	09-27-22		1,000,000	1,020,000
Digicel, Ltd. (A)(B)(C)	6.000	04-15-21		405,000	398,528
Millicom International Cellular SA (A)(B)(C)	5.125	01-15-28		1,800,000	1,809,000
Sprint Communications, Inc.	6.000	11-15-22		935,000	981,750
Sprint Corp. (B)(C)	7.125	06-15-24		750,000	810,705
Telefonica Celular del Paraguay SA (A)	6.750	12-13-22		1,000,000	1,028,060
T-Mobile USA, Inc. (B)(C)	6.500	01-15-26		1,560,000	1,725,937
T-Mobile USA, Inc.	6.625	04-01-23		1,255,000	1,317,750
Wind Tre SpA (A)	5.000	01-20-26		1,150,000	1,157,245
Utilities 7.9%					12,930,387
Electric utilities 3.6%
Abengoa Transmision Sur SA (A)(B)(C)	6.875	04-30-43		2,022,286	2,227,042
Empresa Electrica Angamos SA (A)	4.875	05-25-29		1,000,000	1,003,120
FPL Energy National Wind LLC (A)	5.608	03-10-24		46,981	47,275
Instituto Costarricense de Electricidad (A)(B)(C)	6.375	05-15-43		1,595,000	1,499,252
Israel Electric Corp., Ltd. (A)	5.000	11-12-24		1,000,000	1,075,560
Gas utilities 1.2%
AmeriGas Partners LP (B)(C)	5.625	05-20-24		900,000	948,375
AmeriGas Partners LP (B)(C)	5.750	05-20-27		1,000,000	1,021,250
Independent power and renewable electricity producers 3.1%
NRG Energy, Inc.	6.250	07-15-22		1,320,000	1,386,000
NRG Energy, Inc. (B)(C)	6.625	01-15-27		600,000	639,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	15

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NRG Energy, Inc.	7.250	05-15-26	450,000	$487,688

NRG Yield Operating LLC	5.375	08-15-24	2,490,000	2,595,825
Capital preferred securities (G) 0.9% (0.6% of Total investments)				$1,431,813
(Cost $1,440,916)
Financials 0.9%				1,431,813
Banks 0.5%
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (B)(C)(F)(H)	5.570	12-04-17	750,000	752,813
Diversified financial services 0.4%

ILFC E-Capital Trust II (Highest of 3 month LIBOR/10 Year CMT/30 Year CMT + 1.800%) (A)(H)	4.610	12-21-65	700,000	679,000
Term loans (I) 0.9% (0.6% of Total investments)				$1,471,031
(Cost $1,713,507)
Industrials 0.4%				586,913
Airlines 0.0%
Global Aviation Holdings, Inc., PIK (D)(E)	3.000	02-13-18	514,063	0
Global Aviation Holdings, Inc., PIK (D)(E)	10.000	07-13-18	51,038	0
Machinery 0.4%
Gardner Denver, Inc. (3 month LIBOR + 2.750%)	4.083	07-30-24	583,743	586,913
Information technology 0.5%				884,118
Internet software and services 0.5%

Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%)	4.490	10-19-23	875,000	884,118
Collateralized mortgage obligations 1.6% (1.0% of Total investments)				$2,638,859
(Cost $1,989,611)
Commercial and residential 1.4%				2,296,948
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2, Class A1 (1 Year CMT + 2.450%) (H)	3.260	03-25-35	170,317	171,987
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	172,941	172,585
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (1 month LIBOR + 0.540%) (H)	1.778	06-25-34	189,880	187,417
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	4,090,367	62,963
Series 2007-4, Class ES IO	0.350	07-19-47	4,287,926	61,776
Series 2007-6, Class ES IO (A)	0.342	08-19-37	3,515,253	44,524
IndyMac Index Mortgage Loan Trust
16	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2005-AR18, Class 1X IO	1.696	10-25-36	5,562,889	$354,922
Series 2005-AR18, Class 2X IO	1.438	10-25-36	4,929,799	140,049
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	1,090,000	1,100,725
U.S. Government Agency 0.2%				341,911
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.353	12-25-21	3,406,553	156,197
Series K709, Class X1 IO	1.508	03-25-19	3,024,331	48,372
Series K710, Class X1 IO	1.735	05-25-19	3,025,424	60,943

Government National Mortgage Association Series 2012-114, Class IO	0.809	01-16-53	1,481,142	76,399
Asset backed securities 1.2% (0.8% of Total investments)				$1,954,504
(Cost $1,919,426)
Asset backed securities 1.2%				1,954,504
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	149,250	155,085
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	20,343	14,602
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2I (A)	3.484	10-25-45	985,000	993,816
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	764,400	791,001

	Shares	Value
Common stocks 0.2% (0.2% of Total investments)		$393,530
(Cost $2,338,295)
Consumer discretionary 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (E)(J)	34,014	0
Energy 0.2%		393,530
Oil, gas and consumable fuels 0.2%
Energy XXI Gulf Coast, Inc. (B)(C)(J)	11,614	99,300
Frontera Energy Corp. (B)(C)(J)	3,651	109,158
SandRidge Energy, Inc. (B)(C)(J)	9,860	185,072
Industrials 0.0%		0
Airlines 0.0%

Global Aviation Holdings, Inc., Class A (E)(J)	82,159	0
Preferred securities (K) 2.6% (1.7% of Total investments)		$4,215,686
(Cost $4,111,215)
Financials 0.7%		1,100,557
Banks 0.7%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.967% (H)	41,910	1,100,557
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	17

	Shares	Value
Health care 0.3%		$468,606
Pharmaceuticals 0.3%
Allergan PLC, 5.500%	728	468,606
Utilities 1.6%		2,646,523
Electric utilities 0.4%
NextEra Energy, Inc., 6.123%	12,160	693,120
Multi-utilities 1.2%
Dominion Energy, Inc., 6.750%	25,000	1,308,250
DTE Energy Company, 6.500% (B)(C)	11,745	645,153

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.3% (1.5% of Total investments)				$3,748,000
(Cost $3,748,000)
U.S. Government Agency 2.3%				3,748,000
Federal Agricultural Mortgage Corp. Discount Note	0.850	11-01-17	221,000	221,000
Federal Home Loan Bank Discount Note	0.500	11-01-17	683,000	683,000
Federal Home Loan Bank Discount Note	0.700	11-01-17	1,539,000	1,539,000
Federal Home Loan Bank Discount Note	0.850	11-01-17	1,305,000	1,305,000

Total investments (Cost $242,687,378) 150.5%	$246,396,105
Other assets and liabilities, net (50.5%)	(82,652,342)
Total net assets 100.0%	$163,743,763

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,419,834 or 60.7% of the fund's net assets as of 10-31-17.
(B)	A portion of this security is on loan as of 10-31-17, and is a component of the fund's leverage under the Liquidity Agreement.
(C)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-17 was $92,471,581. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $62,583,714.
(D)	Non-income producing - Issuer is in default.
(E)	Security is valued using significant unobservable inputs.
18	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	Non-income producing security.
(K)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	19

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,032,287	PEN	3,405,000	State Street Bank and Trust Company	10/30/2018	$3,340	—
						$3,340	—

Derivatives currency abbreviations
PEN	Peruvian Nuevo Sol
USD	U.S. Dollar
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $243,581,474. Net unrealized appreciation aggregated to $2,817,971, of which $9,305,134 related to gross unrealized appreciation and $6,487,163 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $242,687,378)	$246,396,105
Cash	1,195,688
Receivable for investments sold	2,198,660
Unrealized appreciation on forward foreign currency contracts	3,340
Dividends and interest receivable	3,505,584
Other receivables and prepaid expenses	226,843
Total assets	253,526,220
Liabilities
Liquidity agreement	86,900,000
Payable for investments purchased	2,639,387
Interest payable	137,553
Payable to affiliates
Accounting and legal services fees	3,641
Trustees' fees	209
Other liabilities and accrued expenses	101,667
Total liabilities	89,782,457
Net assets	$163,743,763
Net assets consist of
Paid-in capital	$172,098,096
Undistributed net investment income	1,166,787
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(13,226,183)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,705,063
Net assets	$163,743,763

Net asset value per share
Based on 8,707,025 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$18.81

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       21

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Interest	$13,992,144
Dividends	219,021
Less foreign taxes withheld	(2,985)
Total investment income	14,208,180
Expenses
Investment management fees	1,325,936
Interest expense	1,400,789
Accounting and legal services fees	57,107
Transfer agent fees	63,977
Trustees' fees	44,220
Printing and postage	77,029
Professional fees	81,766
Custodian fees	30,717
Stock exchange listing fees	23,710
Other	8,505
Total expenses	3,113,756
Less expense reductions	(19,544)
Net expenses	3,094,212
Net investment income	11,113,968
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	4,832,504
Swap contracts	(85,735)
4,746,769
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	1,453,470
Forward foreign currency contracts	3,340
Swap contracts	90,044
1,546,854
Net realized and unrealized gain	6,293,623
Increase in net assets from operations	$17,407,591

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       22

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$11,113,968	$11,493,949
Net realized gain (loss)	4,746,769	(3,782,717)
Change in net unrealized appreciation (depreciation)	1,546,854	12,050,935
Increase in net assets resulting from operations	17,407,591	19,762,167
Distributions to shareholders
From net investment income	(11,315,651)	(12,180,155)
From fund share transactions
Repurchased	—	(1,180,832)
Total increase	6,091,940	6,401,180
Net assets
Beginning of year	157,651,823	151,250,643
End of year	$163,743,763	$157,651,823
Undistributed net investment income	$1,166,787	$854,594
Share activity
Shares outstanding
Beginning of year	8,707,025	8,791,425
Shares repurchased	—	(84,400)
End of year	8,707,025	8,707,025

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       23

STATEMENT OF CASH FLOWS For the year ended 10-31-17

Cash flows from operating activities
Net increase in net assets from operations	$17,407,591
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(127,399,091)
Long-term investments sold	129,765,248
Increase in short-term investments	(1,863,000)
Net amortization of premium (discount)	313,960
Decrease in cash segregated at custodian for derivative contracts	290,000
Increase in receivable for investments sold	(441,777)
Increase in unrealized appreciation on forward foreign currency contracts	(3,340)
Increase in dividends and interest receivable	(168,271)
Increase in other receivables and prepaid assets	(11,954)
Increase in payable for investments purchased	922,424
Increase in interest payable	52,890
Decrease in unrealized appreciation (depreciation) of swap contracts	(90,044)
Decrease in payable to affiliates	(9,233)
Increase in other liabilities and accrued expenses	15,821
Net change in unrealized (appreciation) depreciation on investments	(1,459,834)
Net realized gain on investments	(4,833,125)
Net cash provided by operating activities	$12,488,265
Cash flows from financing activities
Distributions to common shareholders	($11,315,651)
Net cash used in financing activities	($11,315,651)
Net increase in cash	$1,172,614
Cash at beginning of year	23,074
Cash at end of year	$1,195,688
Supplemental disclosure of cash flow information
Cash paid for interest	$1,347,899

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       24

Financial highlights

COMMON SHARES Period Ended	10-31-17	10-31-16		10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.11	$17.20		$19.56	$19.76	$20.44
Net investment income[1]	1.28	1.32		1.41	1.58	1.61
Net realized and unrealized gain (loss) on investments	0.72	0.96		(2.28)	(0.14)	(0.59)
Total from investment operations	2.00	2.28		(0.87)	1.44	1.02
Less distributions to common shareholders
From net investment income	(1.30)	(1.39)		(1.49)	(1.64)	(1.71)
Anti-dilutive impact of repurchase plan	—	0.02	[2]	—	—	—
Anti-dilutive impact of shelf offering	—	—		—	— [3]	0.01
Net asset value, end of period	$18.81	$18.11		$17.20	$19.56	$19.76
Per share market value, end of period	$17.87	$16.73		$15.20	$19.06	$19.30
Total return at net asset value (%)[4,5]	11.87	14.95		(3.85)	7.65	5.09
Total return at market value (%)[5]	15.05	20.17		(12.80)	7.40	(5.66)
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$164	$158		$151	$172	$173
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.79		1.54	1.38	1.41
Expenses including reductions[6]	1.94	1.78		1.53	1.37	1.41
Net investment income	6.96	7.75		7.70	7.94	8.00
Portfolio turnover (%)	53	62		74	71	61
Senior securities
Total debt outstanding end of period (in millions)	$87	$87		$87	$87	$86
Asset coverage per $1,000 of debt[7]	$2,884	$2,814		$2,741	$2,979	$3,013

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $13.99 for 84,400 shares, which equals $1,180,832 in redemptions for the year ended 10-31-16.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
[6]	Expenses net of reductions excluding interest expense were 1.06%, 1.16%, 1.06%, 1.05% and 1.07% for the years ended 10-31-17, 10-31-16, 10-31-15, 10-31-14 and 10-31-13, respectively.
[7]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       25

Notes to financial statements

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012 and 2015, the fund filed registration statements with the Securities and Exchange Commission (SEC), registering an additional 1,000,000 and 1,000,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       26

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$9,134,760	—	$9,134,760	—
Foreign government obligations	4,150,981	—	4,150,981	—
Corporate bonds	217,256,941	—	217,256,941	—
Capital preferred securities	1,431,813	—	1,431,813	—
Term loans	1,471,031	—	1,471,031	—
Collateralized mortgage obligations	2,638,859	—	2,638,859	—
Asset backed securities	1,954,504	—	1,954,504	—
Common stocks	393,530	$393,530	—	—
Preferred securities	4,215,686	4,215,686	—	—
Short-term investments	3,748,000	—	3,748,000	—
Total investments in securities	$246,396,105	$4,609,216	$241,786,889	—
Derivatives:
Assets
Forward foreign currency contracts	$3,340	—	$3,340	—

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At October 31, 2017, the fund had $1,295,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       27

interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       28

taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2017, the fund has a capital loss carryforward of $12,335,143 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2017:

Capital loss carryforward expiring October 31	No expiration date
2019	Short term	Long term
$2,044,097	$1,871,545	$8,419,501

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$11,315,651	$12,180,155

As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $1,169,843 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of a capital loss carryforward and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       29

Certain swaps are typically traded through the OTC market. Certain swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2017, the fund used interest rate swaps in anticipation of rising interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $22.0 million, as measured at each quarter end. There were no open interest rate swap contracts as of October 31, 2017.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       30

During the year ended October 31, 2017, the fund used forward foreign currency contracts to manage currency exposure. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging up to $1.0 million as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$3,340	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Swap contracts
Interest rate	($85,735)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$90,044	$90,044
Foreign currency	$3,340	—	3,340
Total	$3,340	$90,044	$93,384

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       31

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $19,544 for the year ended October 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.53% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the year ended October 31, 2017, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 to December 31, 2017. During the year ended October 31, 2017, there was no activity under the share repurchase plan. During the year ended October 31, 2016, the fund repurchased 0.96% of its common shares outstanding under the repurchase program. The weighted average discount per share on these repurchases amounted to 10.58% for the year ended October 31, 2016. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impact of these share repurchases is included in the Financial highlights.

During the years ended October 31, 2017 and 2016, there was no activity under the shelf offering program. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $248,706 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. As of October 31, 2017, $21,863 has been deducted from proceeds of shares issued and the remaining $226,843 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       32

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2017 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       33

to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2017, the fund had an aggregate balance of $86,900,000 at an interest rate of 1.84%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2017, the average balance of the LA and the effective average interest rate were $86,900,000 and 1.61%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $127,399,091 and $129,765,248, respectively, for the year ended October 31, 2017.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       34

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Investors Trust (the "Fund") as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       36

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund's assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements. The fund utilizes a credit facility agreement to increase its assets available for investments.

Dividends and distributions

During the year ended October 31, 2017, distributions from net investment income totaling $1.2996 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 30, 2016	$0.3268
March 31, 2017	0.3225
June 30, 2017	0.3209
September 29,2017	0.3294
Total	$1.2996

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       37

fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       38

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       39

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investors Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       40

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       41

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the one- and ten-year periods and underperformed its peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group for the one- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       42

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       43

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       44

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       46

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       47

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       48

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       49

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

For shareholder assistance refer to page  38

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF410672	P5A 10/17 12/17

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $52,313 for the fiscal year ended October 31, 2017 and $50,142 for the fiscal year ended October 31, 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees amounted to $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2016 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended October 31, 2017 and 2016, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,725 for the fiscal year ended October 31, 2017 and $3,647 for the fiscal year ended October 31, 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $832 for the fiscal year ended October 31, 2017 and $109 for the fiscal year ended October 31, 2016 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,884,223 for the fiscal year ended October 31, 2017 and $4,590,233 for the fiscal year ended October 31, 2016.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2017.

John F. Addeo, CFA
Managing Director and Portfolio Manager
John Hancock Asset Management since 2012
Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group,
     MFS Investment Management (1998–2012)
Began business career in 1984
Managed the Fund since 2013

Jeffrey N. Given, CFA
Senior Managing Director and Senior Portfolio Manager
John Hancock Asset Management since 2012
Managing Director, John Hancock Asset Management (US) LLC (2005–2012)
Second Vice President, John Hancock Advisers, LLC (1993–2005)
Began business career in 1993
Managed the Fund since 1999

Dennis F. McCafferty, CFA
Managing Director and Portfolio Manager
John Hancock Asset Management since 2009
Investment Analyst, John Hancock Asset Management (2008–2009)
Principal and Senior Analyst, Pardus Capital Management (2005–2008)
Began business career in 1995
Managed the Fund since 2013

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
John F.	3	$1,493	10	$751	0	$0
Addeo,
CFA

Jeffrey N.	57	$111,789	36	$4,882	42	$23,250
Given, CFA

Dennis F.	3	$1,493	15	$4,751	0	$0
McCafferty,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

●	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

●	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

●	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

●	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

●	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

●	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

●	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

●

Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

●	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

●	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

●	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark
Investors Trust	Barclays Capital U.S. Aggregate Bond Index

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2017 the value of shares beneficially owned by the portfolio managers in the Fund and in similarly managed accounts. For purposes of these tables, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Range of Beneficial
	Range of Beneficial	Ownership in
	Ownership in the	Similarly Managed
Portfolio Manager	Fund	Accounts
John F. Addeo, CFA	None	>$1 million
Jeffrey N. Given, CFA	$1-$10,000	>$1 million
Dennis F. McCafferty, CFA	$50,001-$100,000	>$1 million

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of	Maximum number
		Average	shares purchased	of shares that may
	Total number of	price per	as part of publicly	yet be purchased
Period	shares purchased	share	announced plans*	under the plans*
Nov-16	-	-	-	794,743
Dec-16	-	-	-	794,743
Jan-17	-	-	-	870,703
Feb-17	-	-	-	870,703
Mar-17	-	-	-	870,703
Apr-17	-	-	-	870,703
May-17	-	-	-	870,703
Jun-17	-	-	-	870,703
Jul-17	-	-	-	870,703
Aug-17	-	-	-	870,703
Sep-17	-	-	-	870,703
Oct-17	-	-	-	870,703
Total	-	-	-
*On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 to December 31, 2017. Previously, under the share repurchase plan, the Fund could purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015 between January 1, 2016 and December 31, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2017